SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)                   June 26, 1997
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                                 STAPLES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                        ---------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-17586                                            04-2896127
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(Commission File Number)                       (IRS Employer Identification No.)


One Research Drive, Westboro, Massachusetts                  01581
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(Address of principal executive offices)                   (Zip Code)


                                 (508) 370-8500
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
        ------------

     On June 26, 1997, Staples, Inc., a Delaware corporation ("Staples"), and Office Depot, Inc., a Delaware corporation ("Office Depot"), signed an agreement pursuant to which they agreed that neither party will exercise its right to terminate the Agreement and Plan of Merger dated September 4, 1996, as amended (the "Merger Agreement"), among Staples, Office Depot and Marlin Acquisition Corp., a wholly-owned subsidiary of Staples, pursuant to Section 8.01(b) thereof prior to July 15, 1997 without the written consent of the other party. A copy of the Merger Agreement, as amended, is attached as Annex A to Staples' Registration Statement on Form S-4 (No. 333-15853) and Current Report on Form 8-K dated May 27, 1997, and the foregoing is qualified in its entirety by reference thereto.


Item 7. Financial Statements and Exhibits
        ---------------------------------

       (c) Exhibits.
           --------

             None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 26, 1997                            STAPLES, INC.
                                               (Registrant)


                                               By: /s/ John J. Mahoney
                                                   --------------------------
                                                     John J. Mahoney
                                                     Executive Vice President
                                                     and Chief Financial Officer